UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 20, 2004
                Date of Report (Date of earliest event reported)

                                 E.PIPHANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     000-27183             77-0443392
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  (State or other jurisdiction          (Commission          (IRS Employer
       of incorporation)                File Number)       Identification No.)

                  475 Concar Drive, San Mateo, California 94402
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          (Address of principal executive offices, including zip code)

                                 (650) 356-3800
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On October 20, 2004, the Board of Directors of E.piphany, Inc. approved a written Executive Bonus Plan (the "Plan"). The Plan reflects the Company's existing executive bonus program and includes no substantive change to the current program. A copy of the Plan is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

          The Plan is intended to increase shareholder value by motivating executive officers and key employees. A committee appointed by our board of directors (the "Committee") shall administer the Plan, shall determine which employees participate in the Plan during any given performance period and shall determine the target awards for each participant under the Plan. For each performance period, which shall generally be periods of either three months or twelve months, the Committee shall establish a bonus pool available for distribution to the participants. The Committee shall, in its sole discretion, determine the performance requirements applicable to any target award and the Committee may, in its sole discretion, increase, reduce or eliminate the amount allocated to the bonus pool or any participant's actual award.

          The Company has not paid bonuses to any of our executive officers for services rendered during the first and second quarters of this year and does not intend to pay bonuses for services rendered during the third quarter.

          On October 20, 2004, the Company's Board of Directors also approved a form of Restricted Stock Purchase Agreement for grants to our executive officers (the "Agreement"). Our board of directors approved restricted stock awards consisting of an aggregate of 285,000 shares of restricted common stock to four of our executive officers. Under the Agreement, our repurchase right on the restricted stock shall lapse fifty percent on October 1, 2006 and fifty percent on October 1, 2008. Our repurchase right, however, shall lapse 100% upon a change of control of the company. These shares of restricted stock were granted pursuant to our 1999 Stock Plan. A copy of the form of Agreement used to make these grants is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

       (c) (1) Executive Bonus Plan, adopted by the board of directors on October 20, 2004.

               (2) Form of Restricted Stock Purchase Agreement, adopted by the board of directors on October 20, 2004.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    E.PIPHANY, INC.

                                                    /s/ Kevin J. Yeaman
                                                    ----------------------------
                                                    Kevin J. Yeaman
                                                    Chief Financial Officer

Date:  October ___, 2004

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------------------------------------------------------------
99.1           Executive Bonus Plan, adopted by the board of directors on
               October 20, 2004.

99.2 Form of Restricted Stock Purchase Agreement, adopted by the board of directors on October 20, 2004.